To the Shareholders

During Seligman New Jersey Municipal Fund's six-month reporting period ended March 31, 1999, the US economy remained strong. In fact, the economy grew faster than almost anyone had predicted. The New Jersey economy participated in this growth, and the financial condition of the state and its municipalities benefited from the ongoing expansion.

At the Fund's fiscal year-end in September 1998, the consensus was that the US economy would slow, possibly to recessionary levels, in the face of worldwide financial disorder brought on by the Asian economic crisis. However, US consumer strength was widely underestimated, and consumer confidence and the strong consumer demand that accompanied it remained a powerful economic force. Not only did the economy continue to surprise on the upside, it did so without signs of rising inflation, a common side effect of prolonged and robust growth.

Despite evidence that inflation remained under control, the unexpected acceleration in economic activity earlier this year caused bond market participants to worry that inflation posed a possible threat. This concern pushed Treasury yields significantly higher. During these six months, Treasury bond yields fluctuated within a wide range of 98 basis points. In contrast, the New Jersey municipal market remained relatively stable, with yields fluctuating within a much narrower range of 23 basis points.

At the Fund's fiscal year-end in September 1998, the yield spread between municipal bonds and Treasuries was unprecedentedly narrow. Recently, however, a slowdown in the supply of new municipal bond issues and rising Treasury yields caused the yield spread between municipal bonds and Treasury bonds to widen to a more historically normal range. We believe that this trend will continue and, as it does, the performance of the municipal market should improve relative to the Treasury market.

The ongoing economic expansion in the US continued to benefit the municipal bond market. Municipal bond issuers have been able to improve their financial situations and, for the fourth year in a row, there were more credit-rating upgrades than downgrades. We expect that this positive trend will continue.

The Fund's manager, J. & W. Seligman & Co. Incorporated, continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer issue. We are confident that there will be no disruption in the investment and shareholder services provided by the Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

We appreciate your confidence in Seligman New Jersey Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                                              /s/ Brian T. Zino
                                                              -----------------
                                                              Brian T. Zino
                                                                  President
April 30, 1999

Interview With Your Portfolio Manager,
Thomas G. Moles

Q: What economic and market factors influenced Seligman New Jersey Municipal Fund in the last six months?

A: During the past six months, the outlook for the US and global economies has improved dramatically. At fiscal year-end in September 1998, economies around the world were struggling with financial crises that threatened to drag the US into recession. In response, the Federal Reserve Board took immediate defensive action by lowering the federal funds rate three times last fall.

    However, the outlook for the US economy brightened as economies around the world began to show signs of recovery and as strong US consumer demand continued to drive economic growth.

    While ending on a positive note, the last six months were nonetheless volatile for equity markets, and thus for the US Treasury market as investors rushed to buy Treasury bonds during periods of market uncertainty. This "flight to quality" was the primary cause of the sharp swings in Treasury yields that were experienced during the period. The yield on the 30-year US Treasury bond fluctuated by more than 98 basis points during this time.

    In contrast to the volatility of the Treasury market, the municipal market remained relatively stable throughout the period. Long-term municipal interest rates fluctuated within a much narrower trading range of approximately 32 basis points.

    The historically low interest-rate environment led to a surge in municipal new issue volume during 1998. The increase in municipal supply caused the yield spread between municipal bonds and Treasury bonds to narrow, making municipals particularly attractive. For a brief period in October, long-term municipal yields actually exceeded long-term Treasury yields, an unusual occurrence given the tax advantages of municipal ownership.

[PHOTO]

Seligman Municipals Team: (standing from left) Audrey Kuchtyak,
Theresa Barion, Debra McGuinness, (seated) Eileen Comerford,
Thomas G. Moles (Portfolio Manager)

A TEAM APPROACH

Seligman New Jersey Municipal Fund is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective.

Interview With Your Portfolio Manager,
Thomas G. Moles

    This situation has now begun to reverse itself. Year-to-date, new issue volume has slowed from its robust pace, causing the yield spread between municipal bonds and Treasury bonds to widen to a historically normal range.

    The continued strength of the US economy, which is now in its ninth year of economic expansion, has allowed the financial condition of the nation's states, cities, and municipalities to improve steadily. For the fourth year in a row, credit-rating upgrades exceeded downgrades. We expect that this positive trend will continue with the possible exception of healthcare bonds, whose issuers have been experiencing increased financial and operating pressures.

Q:  What was your investment strategy?

A: The relative lack of volatility in the municipal market limited our opportunities to enhance total return through trading activity. Therefore, we focused on improving the relative value of Seligman New Jersey Municipal Fund's portfolio. Through in-depth credit analysis and market research, we have been able to identify municipal credits that we believe have been undervalued by the market, and we have used this information in our security selection process.

    During the period, our investment strategy was consistent with our positive outlook for the economy and long-term interest rates. We reduced portfolio holdings with short durations, replacing them with longer-term bonds because they offer the greatest opportunity for price appreciation during periods of declining interest rates. (Conversely, during periods of rising interest rates, long-term bonds will depreciate more than shorter-term bonds.) Long-term bonds have also provided the highest yields historically. During the past six months, long-term municipal yields rose slightly, resulting in a decline in Seligman New Jersey Municipal Fund's net asset value.

    At this time, we are seeing more opportunities in triple "A" rated insured bonds because of the prevailing narrow yield spread between high-quality and lower-quality bonds. At this time, lower-quality bonds do not offer enough additional yield to compensate for the increased credit risk. For the six-month period, high-quality insured bonds outperformed lower-quality bonds.

Q:  What is your outlook?

A: Recent economic reports have suggested that the economy may be strengthening further, raising concerns about an acceleration in the rate of inflation. In response, long-term municipal yields have increased modestly. However, we believe that any increase in long-term yields will be temporary, and our outlook for interest rates remains positive. We will continually monitor market conditions and will adjust our investment strategy accordingly.

    There are currently a number of factors that bode well for the municipal market going forward. First, new issue supply has slowed, widening the yield spread between municipals and Treasuries to a historically normal range. If this trend continues, and we believe that it will, the performance of the municipal market should improve relative to the Treasury market. In addition, the municipal bond market has been the beneficiary of a healthy economy and a stable rate of inflation, and we anticipate that these favorable market conditions will continue for the balance of the year.

Performance Overview and Portfolio Summary

Investment Results Per Share

TOTAL RETURNS
For Periods Ended March 31, 1999

                                                                             AVERAGE ANNUAL
                                                             ---------------------------------------------
                                                                                                    CLASS D
                                                                                                     SINCE
                                                  SIX         ONE          FIVE          10        INCEPTION
                                                MONTHS*      YEAR          YEARS        YEARS       2/1/94
                                              ----------    ------        -------      -------   ------------
Class A**
With Sales Charge                                (4.04)%       0.61%        5.63%        7.04%        n/a
Without Sales Charge                              0.77         5.65         6.67         7.56         n/a
Class D**
With 1% CDSC                                     (0.44)        3.83          n/a          n/a         n/a
Without CDSC                                      0.54         4.83         6.06          n/a        4.42%
Lehman Brothers
  Municipal Bond Index***                         1.49         6.20         7.62         8.24        5.97+

NET ASSET VALUE                                            DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                           For Periods Ended March 31, 1999

               3/31/99       9/30/98        3/31/98                     DIVIDENDS0      CAPITAL GAIN0      SEC YIELD00
               --------      --------      --------                     -----------     --------------     -----------
Class A         $7.58         $7.78         $7.59          Class A        $0.163           $0.096           3.68%
Class D          7.67          7.86          7.68          Class D         0.136            0.096           3.12

HOLDINGS BY MARKET SECTOR++                                MOODY'S/S&P RATINGS++
Revenue Bonds                      75%                     Aaa/AAA                     51%
General Obligation Bonds           25                      Aa/AA                       19
                                                           A/A                         21
                                                           Baa/BBB                      9

WEIGHTED AVERAGE MATURITY  23.6 years

----------------
   *Returns for periods of less than one year are not annualized.

  **Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class D shares are calculated with and without the effect of the 1% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase.
    A portion of the Fund's income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax.

 ***The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

   +From 1/31/94.

   0Represents per share amount paid or declared for the six months ended March
    31, 1999.

  00Current yield, representing the annualized yield for the 30-day period ended
    March 31, 1999, has been computed in accordance with SEC regulations and will vary.

   ++Percentages based on market values of long-term holdings at March 31, 1999.

Portfolio of Investments
March 31, 1999

   FACE                                                                                         RATINGS+       MARKET
  AMOUNT                                   MUNICIPAL BONDS                                     MOODY'S/S&P      VALUE
----------                               -------------------                                 --------------  ------------
$2,500,000     Brick Township Municipal Utilities Authority, NJ Rev.,
                  6 1/2% due 12/1/2012 .................................................         Aaa/AAA    $ 2,783,350

 3,000,000     Howell Township, NJ GOs, 6.80% due 1/1/2014 .............................          Aaa/AAA     3,266,970

 3,000,000     Middletown, NJ Board of Education School GOs, 5.80% due 8/1/2019 ........          Aaa/AAA     3,218,730

 2,000,000     New Jersey Economic Development Authority Rev. (The Trustees
                  of the Lawrenceville School Project), 5 1/4% due 7/1/2016  ...........          Aa2/NR      2,155,280

 3,000,000     New Jersey Economic Development Authority Gas Facilities Rev.
                  (NUI Corporation Project), 5.70% due 6/1/2032* .......................          Aaa/AAA     3,185,220

 2,900,000     New Jersey Economic Development Authority Sewage Facilities Rev.
                  (Anheuser-Busch Project), 5.85% due 12/1/2030* .......................          A1/A+       3,124,402

 1,000,000     New Jersey Economic Development Authority Water Facilities Rev.
                  (Middlesex Water Co. Project), 5.20% due 10/1/2022....................          Aaa/AAA     1,014,310

 3,000,000     New Jersey Economic Development Authority Water Facilities Rev.
                  (New Jersey American Water Co., Inc.), 5 3/8% due 5/1/2032* ..........          Aaa/AAA     3,071,610

 3,000,000     New Jersey Educational Facilities Financing Authority Rev.
                  (Institute for Advanced Study), 5% due 7/1/2021.......................          Aaa/AA+     3,001,980

 2,000,000     New Jersey Educational Facilities Financing Authority Rev.
                  (Princeton University), 6% due 7/1/2024 ..............................          Aaa/AAA     2,198,520

 1,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (The Medical Center at Princeton), 5% due 7/1/2028 ...................          Aaa/AAA       987,800

 3,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Hackensack University Medical Center), 5.20% due 1/1/2028 ...........          Aaa/AAA     3,034,080

 3,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Holy Name Hospital), 6% due 7/1/2025 ................................          NR/BBB+     3,112,470

 2,250,000     New Jersey Health Care Facilities Financing Authority Rev. (AHS
                  Hospital Corporation), 5% due 7/1/2027 ...............................          Aaa/AAA     2,222,978

   220,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  7.65% due 10/1/2016 ..................................................          Aaa/AAA       228,197

 1,500,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  6% due 10/1/2021* ....................................................          Aaa/AAA     1,586,655

   235,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  7.70% due 10/1/2029* .................................................          Aaa/AAA       241,307

 3,000,000     New Jersey State GOs, 5 5/8% due 7/15/2015 ..............................          Aa1/AA+     3,203,340

 3,000,000     Port Authority of New York & New Jersey Consolidated Rev.,
                  5 3/4% due 6/15/2030 .................................................          A1/AA-      3,193,440

------------------
+  Ratings have not been audited by Deloitte & Touche LLP.

* Interest income earned from this security is subject to the federal alternative minimum tax.

See notes to financial statements.

March 31, 1999

   FACE                                                                                         RATINGS+       MARKET
  AMOUNT                                   MUNICIPAL BONDS                                     MOODY'S/S&P      VALUE
----------                               -------------------                                 --------------  ------------
$2,000,000     Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036         Baa1/A    $ 2,119,280

 3,200,000     Rutgers State University, NJ, 5.20% due 5/1/2027.........................          A1/AA       3,234,912

 2,500,000     Salem County, NJ Improvement Authority Rev. (Correctional Facility
                  & Courthouse Annex), 5.70% due 5/1/2017 ..............................          Aaa/AAA     2,621,950

 2,500,000     Salem County, NJ Pollution Control Financing Authority Waste Disposal Rev.
                  (E. I. duPont de Nemours & Co.), 6 1/8% due 7/15/2022* ...............          Aa3/AA-     2,673,050

 1,750,000     South Jersey Port Corporation, NJ Marine Terminal Rev.,
                  6 7/8% due 1/1/2020 ..................................................           NR/A+      1,772,383

 1,250,000     South Jersey Port Corporation, NJ Marine Terminal Rev., 5.60% due 1/1/2023          NR/A+      1,281,762
                                                                                                            -----------
TOTAL MUNICIPAL BONDS (Cost $54,806,979) -- 98.1% ......................................................     58,533,976
VARIABLE RATE DEMAND NOTES (Cost $400,000) -- 0.7% .....................................................        400,000
OTHER ASSETS LESS LIABILITIES -- 1.2% ..................................................................        722,188
                                                                                                            -----------
NET ASSETS -- 100.0% ...................................................................................    $59,656,164
                                                                                                            ===========

------------------
+  Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See notes to financial statements.

Statement of Assets and Liabilities
March 31, 1999

ASSETS:
Investments, at value:
   Long-term holdings (Cost $54,806,979) ......   $58,533,976
   Short-term holdings (Cost $400,000).........       400,000    $58,933,976
                                                  -----------

Cash...........................................                      112,367
Interest receivable............................                      944,495
Receivable for securities sold.................                       15,578
Expenses prepaid to shareholder service agent..                        8,462
Receivable for Capital Stock sold..............                        5,858
Other..........................................                          659
                                                                 -----------
Total Assets...................................                   60,021,395
                                                                 -----------

LIABILITIES:
Payable for Capital Stock repurchased..........                      135,962
Dividends payable..............................                       98,832
Accrued expenses and other.....................                      130,437
                                                                 -----------
Total Liabilities..............................                      365,231
                                                                 -----------
Net Assets ....................................                  $59,656,164
                                                                 ===========

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value;
   100,000,000 shares authorized;
   7,869,822 shares outstanding):
   Class A.....................................                  $     7,636
   Class D.....................................                          234
Additional paid-in capital.....................                   55,802,181
Undistributed net realized gain................                      119,116
Net unrealized appreciation of investments.....                    3,726,997
                                                                 -----------
Net Assets.....................................                  $59,656,164
                                                                 ===========

NET ASSET VALUE PER SHARE:
Class A ($57,861,313 / 7,635,676 shares).......                        $7.58
                                                                       =====
Class D ($1,794,851 / 234,146 shares)..........                        $7.67
                                                                       =====
------------------
See notes to financial statements.

Statement of Operations
For the Six Months Ended March 31, 1999

INVESTMENT INCOME:
Interest........................................                  $1,647,598

EXPENSES:
Management fee..................................    $ 154,025
Distribution and service fees...................       84,530
Shareholder account services....................       47,661
Auditing and legal fees.........................       16,970
Shareholder reports and communications..........       10,990
Directors' fees and expenses....................        8,441
Custody and related services....................        7,420
Registration....................................        5,393
Miscellaneous...................................        1,613
                                                    ---------
Total Expenses..................................                     337,043
                                                                  ----------
Net Investment Income...........................                   1,310,555

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments................      137,646
Net change in unrealized appreciation of
  investments ..................................     (974,849)
                                                    ---------
Net Loss on Investments.........................                    (837,203)
                                                                  ----------
Increase in Net Assets from Operations..........                  $  473,352
                                                                  ==========

------------------
See notes to financial statements.

Statements of Changes in Net Assets


                                                                                               SIX MONTHS            YEAR
                                                                                                 ENDED              ENDED
OPERATIONS:                                                                                      3/31/99            9/30/98
                                                                                              -------------     -------------
Net investment income.................................................................           $1,310,555      $ 2,857,506
Net realized gain on investments......................................................              137,646          795,284
Net change in unrealized appreciation of investments..................................             (974,849)       1,665,711
                                                                                                -----------      -----------
Increase in Net Assets from Operations................................................              473,352        5,318,501
                                                                                                -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A............................................................................          (1,279,276)       (2,793,695)
   Class D............................................................................             (31,279)          (63,811)
Net realized gain on investments:
   Class A............................................................................             (744,909)         (662,511)
   Class D............................................................................              (21,499)          (13,845)
                                                                                                -----------       -----------
Decrease in Net Assets from Distributions.............................................           (2,076,963)       (3,533,862)
                                                                                                -----------       -----------

                                                                   SHARES
                                                        ------------------------------
                                                         SIX MONTHS            YEAR
                                                            ENDED              ENDED
CAPITAL SHARE TRANSACTIONS:                                3/31/99            9/30/98
                                                         -------------      ----------
Net proceeds from sale of shares:
   Class A.........................................          85,822            351,084              654,446         2,673,614
   Class D.........................................          26,472             35,932              204,593           277,146
Shares issued in payment of dividends:
   Class A.........................................          93,927            211,791              717,291         1,609,925
   Class D.........................................           2,449              6,154               18,909            47,336
Exchanged from associated Funds:
   Class A.........................................         381,682            376,982            2,910,823         2,858,633
   Class D.........................................          34,344             74,609              268,338           573,703
Shares issued in payment of gain distributions:
   Class A.........................................          70,420             66,337              535,893           496,199
   Class D.........................................           2,248              1,655               17,285            12,516
                                                           --------           --------          -----------       -----------
Total..............................................         697,364          1,124,544            5,327,578         8,549,072
                                                           --------           --------          -----------       -----------
Cost of shares repurchased:
   Class A.........................................        (485,593)        (1,024,527)          (3,699,850)       (7,783,891)
   Class D.........................................         (32,568)           (84,855)            (250,951)         (653,515)
Exchanged into associated Funds:
   Class A.........................................        (450,424)          (322,964)          (3,437,892)       (2,454,147)
   Class D.........................................              --                 --                   --                --
                                                           --------           --------          -----------       -----------
Total..............................................        (968,585)        (1,432,346)          (7,388,693)      (10,891,553)
                                                           ========           ========          -----------       -----------
Decrease in Net Assets from Capital
   Share Transactions..............................        (271,221)          (307,802)          (2,061,115)       (2,342,481)
                                                           ========           ========          -----------       -----------
Decrease in Net Assets................................................................           (3,664,726)         (557,842)

NET ASSETS:
Beginning of period...................................................................           63,320,890        63,878,732
                                                                                                ------------      -----------
End of Period.........................................................................          $59,656,164       $63,320,890
                                                                                                ===========       ===========

------------------
See notes to financial statements.

Notes to Financial Statements

1. Multiple Classes of Shares -- Seligman New Jersey Municipal Fund, Inc. (the "Fund") offers two classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC of 1% imposed on redemptions made within one year of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation --All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 1999, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

Notes to Financial Statements

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1999, amounted to $0 and $2,772,200, respectively.

   At March 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation of investments amounted to $3,726,997.

4. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $2,500 for sales of Class A shares, after commissions of $18,574 paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended March 31, 1999, fees incurred aggregated $75,659, or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible; and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the six months ended March 31, 1999, fees incurred under the Plan amounted to $8,871, or 1% per annum of the average daily net assets of Class D shares.

   The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the six months ended March 31, 1999, such charges amounted to $434.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 1999, Seligman Services, Inc. received commissions of $554 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $5,716, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $47,661 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under

Notes to Financial Statements

which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at March 31, 1999, of $39,756 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. Committed Line of Credit -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

Financial Highlights

   The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

                                                                                        CLASS A
                                                             ------------------------------------------------------------
                                                             SIX MONTHS            YEAR ENDED SEPTEMBER 30,
                                                                ENDED      ----------------------------------------------
                                                               3/31/99     1998      1997      1996       1995       1994
                                                               -------     -----     -----     -----      -----     -----
PER SHARE DATA:
Net Asset Value, Beginning of Period.....................        $7.78     $7.56     $7.60     $7.59      $7.40     $8.24
                                                                 -----     -----     -----     -----      -----     -----
Income from Investment Operations:
Net investment income ...................................         0.16      0.35      0.36      0.39       0.39      0.41
Net realized and unrealized gain (loss)
  on investments ........................................        (0.10)     0.30      0.21      0.01       0.29     (0.74)
                                                                 -----     -----     -----     -----      -----     -----
Total from Investment Operations.........................         0.06      0.65      0.57      0.40       0.68     (0.33)
                                                                 -----     -----     -----     -----      -----     -----
Less Distributions:
Dividends from net investment income.....................        (0.16)    (0.35)    (0.36)    (0.39)     (0.39)    (0.41)
Distributions from net realized capital gain.............        (0.10)    (0.08)    (0.25)       --      (0.10)    (0.10)
                                                                 -----     -----     -----     -----      -----     -----
Total Distributions......................................        (0.26)    (0.43)    (0.61)    (0.39)     (0.49)    (0.51)
                                                                 -----     -----     -----     -----      -----     -----
Net Asset Value, End of Period ..........................        $7.58     $7.78     $7.56     $7.60      $7.59     $7.40
                                                                 =====     =====     =====     =====      =====     =====

TOTAL RETURN:                                                     0.77%     8.87%     7.96%     5.37%      9.77%   (4.25)%

Ratios/Supplemental Data:
Net Assets, end of period (000s omitted).................       $57,861   $61,739   $62,597   $66,293    $73,561   $73,942
Ratio of expenses to average net assets..................         1.07%+    1.02%     1.06%     1.02%      1.01%     0.90%
Ratio of net income to average net assets................         4.27%+    4.54%     4.90%     5.06%      5.29%     5.24%
Portfolio turnover rate .................................            --    23.37%    20.22%    25.65%      4.66%    12.13%
Without management fee waiver:**
Ratio of expenses to average net assets..................                                                  1.06%     1.07%
Ratios of net income to average net assets...............                                                  5.24%     5.07%

------------------
See footnotes on page 14.

Financial Highlights

                                                                                        CLASS D
                                                             ------------------------------------------------------------
                                                             SIX MONTHS            YEAR ENDED SEPTEMBER 30,       2/1/94*
                                                                ENDED      ---------------------------------------   TO
                                                               3/31/99     1998      1997      1996       1995    9/30/94
                                                               -------     -----     -----     -----      -----   -------
PER SHARE DATA:
Net Asset Value, Beginning of Period.....................        $7.86     $7.64     $7.68     $7.67      $7.48     $8.14
                                                                 -----     -----     -----     -----      -----     -----
Income from Investment Operations:
Net investment income....................................         0.14      0.29      0.31      0.33       0.33      0.23
Net realized and unrealized gain (loss)
  on investments.........................................        (0.09)     0.30      0.21      0.01       0.29     (0.66)
                                                                 -----     -----     -----     -----      -----     -----
Total from Investment Operations                                  0.05      0.59      0.52      0.34       0.62     (0.43)
                                                                 -----     -----     -----     -----      -----     -----
Less Distributions:
Dividends from net investment income.....................        (0.14)    (0.29)    (0.31)    (0.33)     (0.33)    (0.23)
Distributions from net realized capital gain.............        (0.10)    (0.08)    (0.25)       --      (0.10)       --
                                                                 -----     -----     -----     -----      -----     -----
Total Distributions......................................        (0.24)    (0.37)    (0.56)    (0.33)     (0.43)    (0.23)
                                                                 -----     -----     -----     -----      -----     -----
Net Asset Value, End of Period...........................        $7.67     $7.86     $7.64     $7.68      $7.67     $7.48
                                                                 =====     =====     =====     =====      =====     =====

TOTAL RETURN:                                                     0.54%    7.97%     7.10%      4.56%     8.79%    (5.47)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted).................        $1,795    $1,582    $1,282    $1,152     $1,190      $986
Ratio of expenses to average net assets..................         1.82%+    1.80%     1.83%     1.79%      1.89%     1.75%+
Ratio of net income to average net assets................         3.52%+    3.76%     4.13%     4.29%      4.45%     4.37%+
Portfolio turnover rate .................................            --    23.37%    20.22%    25.65%      4.66%    12.13%++
Without management fee waiver:**
Ratio of expenses to average net assets..................                                                  1.94%     1.87%+
Ratios of net income to average net assets...............                                                  4.40%     4.25%+

------------------
 * Commencement of offering of Class D shares.
** During the periods stated, the Manager, at its discretion, waived a portion of its fees.
 + Annualized.
++ For the year ended September 30, 1994.

See notes to financial statements.

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman New Jersey Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman New Jersey Municipal Fund, Inc. as of March 31, 1999, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended September 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Jersey Municipal Fund, Inc. as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
April 30, 1999

Board of Directors

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow  2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, CommScope, Inc.
Director, C-SPAN

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company

Director Emeritus
Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President

Thomas G. Moles
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary


FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(212) 682-7600     Outside the
                   United States
(800) 622-4597     24-Hour
                   Automated
                   Telephone Access Service

Glossary of Financial Terms

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares.

Capital Appreciation/Depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as the fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.

-------------------
Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.

                                           SELIGMAN
                              ---------------------
                                         NEW JERSEY
                               MUNICIPAL FUND, INC.

                                 Mid-Year Report
                                  March 31, 1999

                                      ------

                                  Providing Income
                                Exempt From Regular
                                    Income Tax

                           SELIGMAN ADVISORS, INC.
                               an affiliate of

                                     J&WS

                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman New Jersey Municipal Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                   TECNJ3 3/99